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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 FORM 8-K/A-1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): DECEMBER 31, 1996
                                                        -----------------

                           FIRST COMMONWEALTH, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)

        DELAWARE                        0-27064                 75-2154228
        --------                        -------                 ----------
(State of incorporation               (Commission            (I.R.S. Employer
   organization)                       File Number)          Identification No.)

             444 NORTH WELLS STREET, SUITE 600, CHICAGO, IL 60610
             ----------------------------------------------------
             (Address of principal executives offices)   (Zip Code)

      Registrant's telephone number, including area code: (312) 644-1800
                                                          --------------

                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)
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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 14, 1997                 FIRST COMMONWEALTH, INC.
                                           (Registrant)

                                     By:   /s/ Christopher C. Multhauf
                                           ---------------------------
                                           Christopher C. Multhauf
                                           Chairman and Chief Executive Officer
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Item 2. Acquisition or Disposition of Assets.

        On December 31, 1996, First Commonwealth, Inc., a Delaware corporation (the "Registrant"), acquired (the "Acquisition") all of the issued and outstanding capital stock (the "Champion Shares") of Champion Dental Services, Inc., a Missouri corporation ("Champion"), pursuant to a Stock Purchase Agreement, dated as of October 2, 1996 (the "Purchase Agreement"), among the Registrant, Champion, Group Health Plan, Inc., a Missouri corporation ("Stockholder") and Coventry Corporation, a Delaware corporation ("Parent"). Champion had been engaged in the dental care management business and will continue to conduct such business under ownership of the Registrant.

        The Acquisition was completed through a taxable acquisition of stock for cash. The purchase price for the Champion Shares was $5,500,000. Such consideration was arrived at through arm's length negotiations between the Stockholder and the Registrant. The source of such funds was cash on hand of the Registrant.

        There are no material relationships between the Registrant or any of the Registrant's affiliates, any director or officer of Registrant, or any associate of any such director or officer, on the one hand, and Champion, Stockholder and Parent, on the other hand.

        Additional information concerning the Acquisition is also contained in the Purchase Agreement, is hereby incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statements of Business Acquired. The following financial statements of business acquired are filed as Exhibit 99.2 hereto:

        Financial Statements of Champion Dental Services, Inc. as of and for the
        ------------------------------------------------------------------------
        years ended December 31, 1995 and 1994
        --------------------------------------

        Independent Auditors' Report

        Balance Sheets as of December 31, 1995 and 1994

        Statements of Operations for the years ended December 31, 1995 and 1994

        Statements of Changes in Stockholder's Equity for the years ended
          December 31, 1995 and 1994

        Statements of Cash Flows for the years ended December 31, 1995 and 1994

        Notes to Financial Statements

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        (b)  Pro Forma Financial Information. The following pro forma financial statements of the registrant are filed as Exhibit 99.3 hereto:

        Unaudited Pro Forma Condensed Consolidated Financial Statements of First
        ------------------------------------------------------------------------
        Commonwealth, Inc. as of and for the nine months ended September 30,
        --------------------------------------------------------------------
        1996
        ----

        Introduction to the Unaudited Pro Forma Condensed Consolidated Financial
          Statements

        Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1996

        Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1996

        Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

        Unaudited Pro Forma Condensed Consolidated Financial Statements of First
        ------------------------------------------------------------------------
        Commonwealth, Inc. as of and for the year ended December 31, 1995
        -----------------------------------------------------------------

        Introduction to the Unaudited Pro Forma Condensed Consolidated Financial
          Statements

        Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1995

        Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1995

        Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

        (c)    Exhibits

        23.1   Consent of Accountants

        99.1 Press Release of Registrant, dated January 2, 1997 (previously filed on Form 8-K on January 14, 1997)

        99.2 Financial Statements of Champion Dental Services, Inc. and as of, and for the years ended December 31, 1995 and 1994

        99.3 Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the nine months ended September 30, 1996, and as of, and for the year ended December 31, 1995
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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
       23.1   Consent of Accountants

       99.2 Financial Statements of Champion Dental Services, Inc. as of, and for the years ended December 31, 1995 and 1994

       99.3 Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the nine months ended September 30, 1996, and as of, and for the year ended December 31, 1995